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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                        Date of Report November 30, 2000

                           Commission File No. 1-9396



                            CAPITAL TITLE GROUP, INC.
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                 (Name of Small Business Issuer in its charter)



            Delaware                                     87-0399785
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


2901 East Camelback Road, Phoenix, Arizona                  85016
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(Address of principal executive offices)                 (Zip Code)


         Issuer's telephone number, including area code: (602) 954-0600
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Capital Title Group, Inc. (the "Company") is filing this report on Form 8-K to report a change in independent public accountants with the firm of Ernst & Young LLP being replaced by KPMG LLP effective as of November 30, 2000.

     a) The following sets forth the information required by item 304 (a) (1) of Regulation S-K:

          (i) Effective as of November 30, 2000, the Company and Ernst & Young LLP agreed to the resignation of Ernst & Young LLP as the Company's principal accountant.

          (ii) Ernst & Young LLP reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) For the Company's two most recent fiscal years and subsequent interim periods preceding such resignation, there were no disagreements with Ernst & Young LLP on any matter of accounting or practices, financial statement disclosure or auditing scope or procedure.

          (iv) For the Company's two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304 (a) (1) (v) (A-D) of Regulation S-K.

     b) The Company has requested and received from Ernst & Young LLP the letter required by Item 304 (a) (3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this report, and states that Ernst & Young LLP agrees with the statements described therein made by the Company in this report in response to Item 304 (a) (1) of Regulation S-K.

     c) The following sets forth the information required by Item 304 (a) (2) of Regulation S-K:

The Company has retained KPMG LLP as its principal accountant effective as of November 30, 2000. The decision to retain KPMG LLP was approved by the Company's Board of Directors and the Audit Committee of the Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c)   Exhibits.

          16.1  Letter regarding Change in Certifying Accountant.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Capital Title Group, Inc.

                                   By: /s/ Mark C. Walker
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                                       Name: Mark C. Walker
                                       Title: Vice President, Chief Financial
                                       Officer and Treasurer
                                       Date: November 30, 2000